Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated January 25, 2021
Invesco V.I. Mid Cap Core Equity Fund
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of Invesco V.I. Mid Cap Core Equity Fund. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAI and retain it for future reference.
Effective on or about April 30, 2021, the Fund will be renamed “Invesco V.I. Main Street Mid Cap Fund®.” Any and all references to “Invesco V.I. Mid Cap Core Equity Fund” will be changed to “Invesco V.I. Main Street Mid Cap Fund®.”
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